UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2014

Date of reporting period:  February 28, 2014

Item 1. Reports to Stockholders.

Annual Report

THE APPLETON
GROUP PLUS FUND

February 28, 2014

Investment Advisor

The Appleton Group, LLC
100 West Lawrence Street
Appleton, Wisconsin 54911

Phone: 1-866-993-7767
www.appletongroupfunds.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	11

STATEMENT OF OPERATIONS	12

STATEMENTS OF CHANGES IN NET ASSETS	13

FINANCIAL HIGHLIGHTS	14

NOTES TO FINANCIAL STATEMENTS	15

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	21

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENT	22

NOTICE OF PRIVACY POLICY & PRACTICES	26

ADDITIONAL INFORMATION	27

Greetings from The Appleton Group LLC, advisor to The Appleton Group PLUS Fund (the “Fund”).

The overall supportive market environment has resulted in solid gains for shareholders over the past year.  But compared to the benchmarks that we use as yard sticks to gauge performance, we’ve trailed.  Over the past year, the Dow Jones U.S. Moderate Index rose 17.11% and the S&P 500 Index appreciated by 25.37%.  It should be noted that these benchmarks represent a hypothetical portfolio of securities, as it is impossible to invest in either of these indexes.

Since early in 2013, the more consistent market environment has enabled us to remain invested in many “at-risk” positions, primarily U.S. equities (which includes large, mid- and small-cap equities, and both value and growth styles).  However, there continued to be significant risk and volatility in emerging market equities (Russia, India, China and Brazil primarily), as well as the U.S. real estate sector.  These risks required us to limit our exposure to these market segments, which increased our cash positions at various points during the year, which in-turn resulted in underperformance versus our benchmarks (neither of which manage investment risk in any way).

It has been said that with enough money you can do anything. Since the turn of the century, there has been more than $12 trillion of stimulus allocated by Congress, and more than $3.3 trillion in Federal Reserve stimulus.1  These massive stimulus packages – designed to re-inflate the markets and re-ignite the economy – have only been marginally successful.  As of the end of this past February, the S&P 500 Index, adjusted for inflation, is still 11.2% lower than it was at its all-time high back in March of 2000.2  In other words, it took $15 trillion of overall U.S. stimulus just to keep the markets where they were almost 14 years ago.

With this fact squarely in mind, we believe the need to manage investment risk is greater than ever.  As it may be unlikely that future stimulus will come anywhere close to past amounts, we believe it becomes increasingly likely that current market levels are unsustainable.  We strive to capture as much upside as possible during market advances, as has been the case over the past year.  But should these current levels prove unsustainable, our flexible allocation will shift toward a more defensive posture, working to mitigate as much of the risk to your invested capital as possible.

We pledge to you our continued best efforts to navigate this current economic recovery.  Our door is always open to you, our shareholders, and we invite you to feel free to contact us at any time.

Sincerely,

Mark C. Scheffler
Senior Portfolio Manager, Founder

1	Source: Congressional Budget Office, U.S. Federal Reserve
2	Source: www.advisorperspectives.com

The opinions expressed above are those of Mark C. Scheffler, are subject to change and should not be considered investment advice.

Please refer to page 8 for complete performance information. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Because the fund is a “fund of funds”, the cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the fund in which the Fund invests. The Fund will bear its share of fees and expenses of the underlying funds in addition to indirectly bearing the principal risks of those funds. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to the amount of investment in the mutual fund. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in international securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Investors should be aware of risks involved with investing REITS and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.  This Fund may experience a high portfolio turnover rate.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones U.S. Moderate Portfolio Index is part of the Dow Jones Relative Risk Index series, which measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk to all-stock portfolio. The specific percentage of all-stock portfolio risk reflected in the Dow Jones U.S. Moderate Portfolio Index is 60%. Three major asset classes in sub-indexes of the Dow Jones Relative Risk Indexes are stocks, bonds and cash, and the weighting of each one should not go below 5%.

You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Appleton Group PLUS Fund is distributed by Quasar Distributors, LLC.

THE APPLETON GROUP PLUS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013–February 28, 2014).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution and service (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Continued

THE APPLETON GROUP PLUS FUND
Expense Example (Continued)
(Unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2013 -
	September 1, 2013	February 28, 2014	February 28, 2014*
Actual	$1,000.00	$1,130.70	$8.45
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.86	$8.00

*	Expenses are equal to the Funds’ annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

THE APPLETON GROUP PLUS FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is to maximize total return (capital appreciation plus income). Under normal market conditions, the Advisor seeks to achieve the Fund’s investment objective by allocating the Fund’s assets primarily among shares of different exchange-traded funds (“ETFs”). ETFs are open-end investment companies that generally track a securities index or basket of securities. In selecting investments for the Fund, the Advisor uses a proprietary asset allocation model, which focuses on historical patterns of market indices which the ETFs track, as well as the market as a whole. The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, or political conditions.

Portfolio Allocation
As of February 28, 2014
% of Investments

Continued

THE APPLETON GROUP PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns—For Periods Ended February 28, 2014

				Since
				Inception
	1 Year	3 Year	5 Year	(May 2, 2005)
The Appleton Group PLUS Fund	12.95%	2.33%	5.68%	1.61%
S&P 500 Index	25.37%	14.35%	23.00%	7.73%
Dow Jones U.S. Moderate Portfolio Index	17.11%	10.98%	17.56%	7.86%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-993-7767.

Investment performance for the Fund reflects the waiver and recovery of previously waived expenses by the Advisor. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graph assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph below illustrates performance of a hypothetical investment made in the Fund and broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones U.S. Moderate Portfolio Index is part of the Dow Jones Relative Risk Index series, which measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk to an all-stock portfolio. The specific percentage of all-stock portfolio risk reflected in the Dow Jones U.S. Moderate Portfolio Index is 60%. Three major asset classes in sub indexes of the Dow Jones Relative Risk Indexes are stocks, bonds and cash, and the weighting of each one should not go below 5%.

One cannot invest directly in an index.

Continued

THE APPLETON GROUP PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*  Inception Date

THE APPLETON GROUP PLUS FUND

Schedule of Investments

February 28, 2014
Ticker Symbol: AGPLX

	Shares	Value
EXCHANGE TRADED FUNDS 89.78%
iShares Core S&P Mid-Cap ETF	22,259	$3,058,387
iShares Dow Jones US Real Estate Index Fund	64,438	4,404,337
iShares MSCI ACWI ETF	84,454	4,882,286
iShares Russell 1000 Value Index Fund	52,846	5,003,459
iShares Russell 2000 Growth Index Fund	22,076	3,083,576
Materials Select Sector SPDR Fund	55,726	2,623,580
Powershares QQQ Trust Series 1	61,540	5,559,523
SPDR S&P 500 ETF Trust	26,582	4,952,227
TOTAL EXCHANGE TRADED FUNDS (Cost $28,468,485)		33,567,375

SHORT-TERM INVESTMENTS 10.35%
Fidelity Institutional Money Market Funds – Government Portfolio	1,865,000	1,865,000
STIT-STIC Prime Portfolio	137,497	137,497
STIT-Treasury Portfolio	1,865,000	1,865,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,867,497)		3,867,497

TOTAL INVESTMENTS (Cost $32,335,982) 100.13%		37,434,872
Liabilities in Excess of Other Assets (0.13%)		(48,339)
TOTAL NET ASSETS 100.00%		$37,386,533

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value (cost $32,335,982)	$37,434,872
Interest receivable	22,991
Receivable for Fund shares issued	8,516
Other assets	2,506
Total Assets	37,468,885

Liabilities
Payable to Advisor	26,590
Payable to affiliates	23,176
Accrued distribution fees	8,557
Accrued expenses and other liabilities	24,029
Total Liabilities	82,352
Net Assets	$37,386,533

Net Assets Consist Of:
Paid-in capital	$36,087,349
Undistributed net investment loss	(29,982)
Accumulated net realized loss	(3,769,724)
Net unrealized appreciation on investments	5,098,890
Net Assets	$37,386,533

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	3,603,266
Net asset value, redemption price and offering price per share	$10.38

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Statement of Operations

For the Year Ended February 28, 2014

Investment Income
Dividend income	$654,429
Interest income	1,557
Total Investment Income	655,986

Expenses
Advisory fees	370,376
Distribution fees	92,594
Administration fees	58,551
Fund accounting fees	32,917
Transfer agent fees and expenses	30,827
Federal and state registration fees	20,523
Legal fees	17,144
Audit and tax fees	13,827
Chief Compliance Officer fees	8,008
Reports to shareholders	6,950
Custody fees	6,629
Trustees’ fees and related expenses	5,492
Other expenses	2,962
Total Expenses	666,800
Less waivers and reimbursement by Advisor	(25,397)
Net Expenses	641,403

Net Investment Income	14,583

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	2,179,623
Change in net unrealized appreciation on investments	2,273,386
Net Realized and Unrealized Gain on Investments	4,453,009
Net Increase in Net Assets from Operations	$4,467,592

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2014	February 28, 2013
From Operations
Net investment income	$14,583	$292,310
Net realized gain on investments	2,179,623	2,142,599
Change in net unrealized appreciation
(depreciation) on investments	2,273,386	(1,492,334)
Net increase in net assets from operations	4,467,592	942,575

From Distributions
Net investment income	—	(287,860)
Net decrease in net assets
resulting from distributions paid	—	(287,860)

From Capital Share Transactions
Proceeds from shares sold	3,374,056	6,316,905
Net asset value of shares issued in
reinvestment of distributions to shareholders	—	287,662
Payments for shares redeemed	(7,319,570)	(12,359,083)
Net decrease in net assets
from capital share transactions	(3,945,514)	(5,754,516)
Total increase (decrease) in net assets	522,078	(5,099,801)

Net Assets
Beginning of year	36,864,455	41,964,256
End of year	$37,386,533	$36,864,455

Undistributed Net Investment Loss	$(29,982)	$(44,568)

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Financial Highlights

	Year Ended
	Feb. 28,	Feb. 28,	Feb. 29,	Feb. 28,	Feb. 28,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.19	$9.04	$9.78	$9.36	$8.00

Income (loss) from investment operations:
Net investment income (loss)	0.00 (1)	0.07	(0.01)	0.06	0.01
Net realized and unrealized
gain/(loss) on investments	1.19	0.15	(0.72)	0.42	1.35
Total from investment operations	1.19	0.22	(0.73)	0.48	1.36

Less distributions paid:
From net investment income	—	(0.07)	(0.01)	(0.06)	—
Total distributions paid	—	(0.07)	(0.01)	(0.06)	—
Paid-in capital from redemption fees	$—	$—	$—	$—	$—
Net Asset Value, End of Period	$10.38	$9.19	$9.04	$9.78	$9.36
Total Return	12.95%	2.45%	(7.39%)	5.11%	17.00%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$37,387	$36,864	$41,964	$53,412	$44,425
Ratio of expenses to average net assets:
Before waivers, reimbursements
and recoupments of expenses(2)	1.80%	1.83%	1.75%	1.75%	1.84%
After waivers, reimbursements
and recoupments of expenses(2)	1.73%	1.83%	1.75%	1.75%	2.00%
Ratio of net investment income (loss)
to average net assets:
Before waivers, reimbursements
and recoupments of expenses	(0.03%)	0.74%	(0.09%)	0.70%	0.25%
After waivers, reimbursements
and recoupments of expenses	0.04%	0.74%	(0.09%)	0.70%	0.09%
Portfolio turnover rate	190.86%	224.08%	386.54%	208.93%	395.33%

(1)	Less than 0.005 cent per share.
(2)	Does not include expenses of ETFs in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements
February 28, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Appleton Group PLUS Fund (the “Fund”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the Fund is to maximize total return (capital appreciation plus income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Redeemable securities issued by open-end, registered investment companies, such as money market funds, are valued at the NAVs of such companies for purchase and/ or redemption orders placed that day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
February 28, 2014

of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Equity
Exchange Traded Funds	$33,567,375	$—	$—	$33,567,375
Total Equity	33,567,375	—	—	33,567,375
Short-Term
Investments	—	3,867,497	—	3,867,497
Total Investments
in Securities	$33,567,375	$3,867,497	$—	$37,434,872

During the year ended February 28, 2014, no securities were transferred into or out of Level 1 or 2. The Fund held no Level 3 securities throughout the period.

The Fund did not hold financial derivative instruments during the periods presented.

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
February 28, 2014

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or other equitable means.

(g) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
February 28, 2014

the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 28, 2014 and February 28, 2013 were as follows:

	Ordinary	Long-term
	Income	Capital Gain
February 28, 2014:	$—	$—
February 28, 2013:	$287,860	$—

As of February 28, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$32,374,420
Gross tax unrealized appreciation	5,060,452
Gross tax unrealized depreciation	—
Net unrealized appreciation	5,060,452
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(3,761,268)
Total accumulated gain	$1,299,184

The difference between book and tax basis cost of investments is attributable primarily to the tax deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Undistributed
	Net Investment	Accumulated Net	Paid-in
	Income/(Loss)	Realized Gain	Capital
The Appleton Group PLUS Fund	$3	$—	$(3)

At February 28, 2014, the Fund deferred, on a tax basis, a post-December late-year ordinary loss of $29,982, which will be recognized in the following year.

The Fund intends to utilize provisions of the federal income tax laws that allow it to carry a pre-fiscal 2012 capital loss forward for eight years and a post-fiscal 2011 capital loss forward indefinitely following the year of loss and offset such losses against any future realized capital gains. At February 28, 2014, the Fund had capital loss carryforwards as follows:

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
February 28, 2014

	Short-Term
	Capital Loss
Generated	Carryforward	Expiration
February 28, 2009	$1,570,429	February 28, 2017
February 28, 2010	$1,941,900	February 28, 2018
February 28, 2011	$218,957	February 28, 2019

The Fund utilized $1,511,455 of short-term capital losses in the fiscal year 2014.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of February 28, 2014. Also, the Fund recognized no interest and penalties related to uncertain tax benefits in fiscal year 2014. At February 28, 2014, the fiscal years 2011 through 2014 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or reimburse the Fund’s other expenses at least through June 28, 2014 to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of dividends on short positions, brokerage and commission expenses, interest and tax expenses, distribution fees and extraordinary, non-recurring expenses and acquired fund fees and expenses) do not exceed 2.00% through August 31, 2013 and 1.60% on and after September 1, 2013 (the “Expense Limitation Cap”) of the Fund’s average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. During the year, the Fund waived expenses of $25,397 which are subject to potential recovery before the expiration date of February 28, 2017.

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended February 28, 2014, the Fund incurred expenses of $92,594 pursuant to the 12b-1 Plan.

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
February 28, 2014

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  The following table details the fees earned for each service during the year ended February 28, 2014, as well as the fees owed as of February 28, 2014.

	Fees Earned	Fees Owed as of
	During Fiscal Year	February 28, 2014
Administration	$58,551	$10,844
Accounting	32,917	5,054
Custody	6,629	1,068
Transfer agent	30,827	4,866

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended February 28, 2014, the Fund was allocated $8,008 of the Trust’s Chief Compliance Officer fee.  At February 28, 2014, the Fund owed fees of $1,343 to USBFS for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	February 28, 2014	February 28, 2013
Shares sold	347,007	685,499
Shares reinvested	—	31,370
Shares redeemed	(755,905)	(1,349,101)
Net decrease	(408,898)	(632,232)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended February 28, 2014, were $61,011,680 and $68,203,049, respectively. The Fund did not have any purchases or sales of long-term U.S. Government securities.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Appleton Group PLUS Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Appleton Group PLUS Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of February 28, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2014, the results of its operations for the period then ended, and the changes in its net assets and the financial highlights for each of the periods presented in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
April 29, 2014

THE APPLETON GROUP PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 24, 2013 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of The Appleton Group PLUS Fund (the “Fund”), a series of the Trust, and The Appleton Group, LLC the Fund’s investment adviser (the “Adviser”).  The Trustees also met at prior meetings held on June 20, 2013 (the “June 20, 2013 Meeting”) and August 23, 2013 and August 24, 2013 (the “August 2013 Meeting”), and had a telephonic conversation with Mr. Mark C. Scheffler, President of the Adviser, on August 24, 2013, to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional term ending June 30, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Mark C. Scheffler and Peter A. Mutschler, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activity and goals and its continuing commitment to the growth of the Fund’s assets.  The

THE APPLETON GROUP PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

Trustees noted that during the course of the prior year they had met with the Adviser in person and telephonically to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser, including its use of Charles Schwab Institutional as its primary broker.  This relationship and the single brokerage approach is reviewed annually by Mr. Scheffler.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s Chief Compliance Officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2013.  In addition, the Trustees considered the cumulative returns of the Fund for the one-month, three-months, six-months, nine-months and since inception periods ended September 30, 2013 and the annualized returns for the one-year, three-year, five-year and since inception periods ended September 30, 2013.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the S&P 500 Index, and in comparison to a peer group of U.S. open-end moderate allocation funds as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).

The Trustees noted that the Fund’s performance for the year-to-date, one-year, three-year and five-year periods ended April 30, 2013 was substantially below the Morningstar Peer Group median, with each falling within the fourth quartile.  The Fund’s performance for the three-year period ended August 31, 2013 was the worst among the Morningstar Peer Group.  The Trustees also reviewed the Fund’s performance for the one-year, three-year, five-year and since inception periods ended December 31, 2012, and noted that it lagged the S&P 500 Index for each period.  The Trustees also reviewed performance information for the various periods ended September 30, 2013 indicated above, noting the Fund demonstrated improved short-term performance.  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment strategy, noting that for all periods the Fund was generally in alignment with, but slightly lower than, the performance of the separately-managed accounts.

In addition to the foregoing, the Trustees also compared the short-term and long-term performance of the Fund in comparison to a peer group of U.S. multi-alternative open-end funds selected by the Adviser that, in the Adviser’s determination, were more similar to the Fund than the Morningstar Peer Group (the “Adviser Peer Group”).  The Trustees noted that the Fund’s performance for the year-to-date, one-year, three-year, and five-year periods ended April 30, 2013 lagged the Adviser Peer Group median in each case.

THE APPLETON GROUP PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund lagged most comparisons and the Trustees would continue to review performance on a quarterly basis.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group and the Adviser Peer Group, and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements previously provided by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had fully recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 2013 Meeting, the August 2013 Meeting, and the October 2013 Meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% fell between the third and fourth quartiles and ranked above the Morningstar Peer Group average of 0.72%, which fell within the second quartile.  The Trustees then compared the Fund’s contractual management fee with the Adviser Peer Group, which the Board had initially reviewed at the June 2013 Meeting and considered at the August 2013 Meeting, noting that the Fund’s contractual management fee of 1.00% fell between the first and second quartiles and ranked below the Adviser Peer Group average of 1.27%, which fell within the third quartile.

The Trustees noted that the Adviser had previously agreed to reduce the expense cap on the Fund’s total expenses from 2.00% to 1.60%, effective as of September 1, 2013.  The Trustees observed that the Fund’s net expense ratio of 1.60% fell within the fourth quartile among the Morningstar Peer Group, compared to the peer group average of 1.08%, which is net of any applicable Rule 12b-1 fees and which fell within the second quartile.  The Trustees then compared the Fund’s net expense ratio of 1.60% with the Adviser Peer Group, which the Board had initially reviewed at the June 2013 Meeting and considered at the August 2013 Meeting, noting that the Fund’s net expense ratio of 1.60% fell in the third quartile, below the Adviser Peer Group average of 1.70%, which is net of any applicable Rule 12b-1 fees and which also fell within the third quartile.

THE APPLETON GROUP PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment discipline and asset allocation techniques and noted that the Fund’s management fees were significantly less than the combined advisory fee and management fee charged to the Adviser’s separately-managed accounts.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair in light of the comparative expense and management fee information.  The Trustees further concluded that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and the Adviser Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

THE APPLETON GROUP PLUS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

THE APPLETON GROUP PLUS FUND
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-993-7767.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	35	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 58		2001	Marquette		(an open-end
			University		investment
			(2004-present).		company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986-present).		(an open-end
investment
company with
two portfolios).

THE APPLETON GROUP PLUS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	35	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 70		2009	Chief Compliance		Endowment
			Officer (“CCO”),		fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994-2011); Vice		Trustee, Gottex
			President, Secretary,		Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		fund complex
			Trust (an open-end		(three closed-
			investment company)		end investment
			(1997-2007);		companies);
			President, CAO and		Independent
			CCO, Granum		Trustee,
			Securities, LLC		Ramius IDF,
			(a broker-dealer)		fund complex
			(1997-2007).		(two closed-end
investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	35	Trustee, Buffalo
615 E. Michigan St.	and Trustee	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202		August 22,	Bancorp Fund		end investment
Age: 51		2001	Services, LLC		company with
			(1994-present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

THE APPLETON GROUP PLUS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
	Officer		(2004-present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002-present).
Financial and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 34		2005	(2004-present).

Robert M. Slotky	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term: Since	President,
Milwaukee, WI 53202	Officer, Vice	January 26,	U.S. Bancorp Fund
Age: 66	President	2011	Services, LLC
	and Anti-		(2001-present).
Money
Laundering
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp
Age: 32		2011	Fund Services, LLC
(2008-present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-993-7767. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record during the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Fund toll free at 1-866-993-7767 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-993-7767 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

THE APPLETON GROUP PLUS FUND

Investment Advisor	The Appleton Group, LLC
100 West Lawrence Street
Appleton, Wisconsin 54911

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 7, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2014	FYE 2/29/2013
Audit Fees	$11,490	$20,490
Audit-Related Fees	0	0
Tax Fees	$2,310	$3,850
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2014	FYE 2/29/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2014	FYE 2/29/2013
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 7, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date April 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date April 30, 2014

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date April 30, 2014

* Print the name and title of each signing officer under his or her signature.